EXHIBIT 99.1

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED



January 29, 2009


Office Of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Dear Sir/Madam:

     We have read the statements included under Item 4.01 in the Form 8-K dated January 29, 2009 of We Sell For U Corporation (the "Company") to be filed with the Securities and Exchange Commission and we agree with such statements insofar as they relate to our dismissal and our audits for the year ended December 31, 2007, and our reviews of subsequent interim financial statements.

     We cannot confirm or deny that the appointment of PKF as the Company's independent registered public accounting firm was approved by the Board of Directors.

Very truly yours,



   /s/ Moore & Associates
-------------------------
Moore & Associates, Chartered
Las Vegas, Nevada






6490 WEST DESERT INN RD, LAS VEGAS, NEVADA 89146 (702)253-7499 Fax:(702)253-7501